Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Hasbro, Inc., a Rhode Island corporation (the “Company”), does hereby certify that to the best of the undersigned’s knowledge:

1)

the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission (the “10-Q Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

the information contained in the Company’s 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David D.R. Hargreaves_________________________

David D.R. Hargreaves

Executive Vice President, Finance and Global Operations and Chief Financial Officer of Hasbro, Inc.

Dated: November 2, 2007

A signed original of this written statement required by Section 906 has been provided to Hasbro, Inc. and will be retained by Hasbro, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.